--------------------------------------------------------------------------------

                                         THE
                                       TURKISH
                                      INVESTMENT
                                      FUND, INC.

--------------------------------------------------------------------------------




                                 FIRST QUARTER REPORT
                                   JANUARY 31, 1999
                        MORGAN STANLEY DEAN WITTER INVESTMENT
                                   MANAGEMENT INC.
                                  INVESTMENT ADVISER




                          The Turkish Investment Fund, Inc.
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs                         William G. Morton, Jr.
CHAIRMAN OF THE BOARD                   DIRECTOR
OF DIRECTORS
                                        Stefanie V. Chang
Michael F. Klein                        VICE PRESIDENT
PRESIDENT AND DIRECTOR
                                        Harold J. Schaaff, Jr.
Peter J. Chase                          VICE PRESIDENT
DIRECTOR
                                        Joseph P. Stadler
John W. Croghan                         VICE PRESIDENT
DIRECTOR
                                        Valerie Y. Lewis
David B. Gill                           SECRETARY
DIRECTOR
                                        Joanna M. Haigney
Graham E. Jones                         TREASURER
DIRECTOR
                                        Belinda A. Brady
John A. Levin                           ASSISTANT TREASURER
DIRECTOR
--------------------------------------------------------------------------------
INVESTMENT ADVISERS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Dean Witter Investment Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
(800) 342-8756
--------------------------------------------------------------------------------
LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
----------

For the three months ended January 31, 1999, The Turkish Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 12.52% compared to 3.58% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the "Index"). For the period since the Fund's commencement of operations on December 5, 1989 through January 31, 1999, the Fund's total return, based on net asset value per share, was -43.73% compared to -19.84% for the Index. On January 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $4 9/16, representing a 16.0% discount to the Fund's net asset value per share.

The Fund's outperformance compared to the Index, for the three months ended January 31, 1999, was driven by favorable stock selection across the market. The Fund's overweight positions in the insurance, beverage and merchandising sectors and underweight positions in the appliances and banking sectors added significantly to the overall performance of the Fund during the first quarter. The Fund's focus on the more economically defensive and conservatively valued stocks paid off.

Turkish politics proved particularly volatile during the last months of 1998. After 18 months in power, the coalition government led by Mesut Yilmaz of the center-right Motherland party (ANAP) was forced out. In November, a center-left party, which had previously supported the government, passed a censure motion, alleging corruption during the privatization process. After several unsuccessful attempts, a new caretaker government was formed under Bulent Ecevit, the leader of the center-right DSP party and a deputy premier in the previous government. In the near-term, the market will focus on the politics in the upcoming election. The latest data shows DSP and Yilmaz's ANAP leading in the polls, but a large percentage of voters remain undecided. From the market's perspective, the best-case scenario would be a coalition involving ANAP and DSP parties, given their economic policy record.

The outgoing government can point to several achievements. In line with IMF recommendations, the Yilmaz administration imposed fiscal discipline during the year, increasing the primary surplus to over 4% of GDP in 1998, a significant improvement over the 0.3% surplus recorded in 1997. A 26% increase in revenue from higher tax collection and a 2% contraction in non-interest expenditures boosted the budget. Yet, due to high real interest rates, interest expenditure remains a heavy fiscal burden. There was also considerable progress made on reducing inflation. Public sector restraint combined with low commodity prices brought down wholesale price inflation to 50% by the end of January versus 90% levels last year. Currently, the government is targeting an aggressive 1999 year-end level of 35% on inflation.

Thus far, the interim government has managed to roll over the outstanding Turkish government debt. Despite the general negative sentiment in emerging markets and political uncertainty at home, debt rollover has been managed without major difficulties. The government has even tapped the international debt markets twice in the past few months.

After the Russian crisis, Turkey's external balances were expected, by some, to deteriorate. While exports to Russia had fallen, exports to EU countries, which are about 50% of total exports, continued to grow. Due to a slow down in economic activity, imports have slowed substantially and the trade deficit improved toward the end of the year.

The failure of several small banks focused investor attention on potential weakness in the Turkish banking system. In January, Turkey's Central Bank seized the assets of Interbank, a medium-sized commercial bank. The deposit insurance fund injected $100 million into the bank, which was put under "rehabilitation". The direct exposure of the large banks to the small banks is not significant, but there is a concern about the current deposit insurance scheme that provides 100% protection for all deposits. The government has prepared legislation intended to improve supervision of the banks through the creation of a Bank Supervisory Board, formed by the Central Bank and the Turkish Treasury. The legislation attempts to deal with related party loans and offshore loans transactions. If passed in the aftermath of the elections, the legislation would reduce risks in the sector.

Following the April elections, the incoming government will be faced with a slowing economy. A combination of factors have led GDP to slow from a growth rate of around 8% during the first quarter of 1998 to less than 2% by the end of the year. Industrial production slumped from 8% growth to 1% by the third quarter of 1998 and turned negative in November. Weak demand for consumer durables and automobiles led to a slump in manufacturing and capacity utilization has fallen to around 71%.

Despite the economic slowdown, we remain optimistic on Turkey's prospects in the medium-term. Although political uncertainty will continue until elections in April, the probability of the return to government of a center-right coalition appears significant. This would signal political stability and a continuation of economic reform process. A center-right government, such as a return of the previous ANAP-DSP government, would be more likely to strike a stand-by agreement with the IMF, which has stated that it would provide some financial support for Turkey's disinflation program following the April 18th elections. In addition, the World Bank pledged its assistance to Turkey once a coherent and plausible economic program is implemented. Also, banking reform would clearly be on the legislative agenda.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. From that date through January 31, 1999, the Fund repurchased 104,400 shares or 1.48% of its common stock at an average price per share of $4.57 and an average discount of 14.19% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.



Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


March 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

The Turkish Investment Fund, Inc.
Investment Summary as of January 31, 1999 (Unaudited)

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
HISTORICAL                                                             TOTAL RETURN (%)
INFORMATION                            -----------------------------------------------------------------------------------
                                          MARKET VALUE (1)            NET ASSET VALUE (2)               INDEX (3)
                                       -----------------------       ----------------------       ------------------------
                                                       AVERAGE                      AVERAGE                       AVERAGE
                                       CUMULATIVE       ANNUAL       CUMULATIVE      ANNUAL       CUMULATIVE       ANNUAL
                                       ----------      -------       ----------     -------       ----------      --------
               FISCAL YEAR TO DATE        8.30%           --           12.52%           --            3.58%           --
               ONE YEAR                 -34.45         -34.45%        -33.67         -33.67%        -54.10         -54.10%
               FIVE YEAR                -56.82         -15.46          38.53           6.74         -32.71          -7.62
               SINCE INCEPTION*         -52.72          -7.85         -43.73          -6.08         -19.84          -2.39
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

[GRAPH]

                                                       YEARS ENDED OCTOBER 31:                                       THREE MONTHS
                                                                                                                        ENDED
                                                                                                                      JANUARY 31,
                              1990*      1991      1992      1993      1994      1995      1996      1997      1998      1999
                             -------   -------   -------   -------   -------   -------   -------   -------   -------  -----------
Net Asset Value Per Share..  $ 12.78   $  5.16   $  4.69   $  9.41   $  4.89   $  5.93   $  5.57   $  8.74   $  4.94   $  5.43
Market Value Per Share.....  $  9.38   $  7.00   $  6.00   $ 10.38   $  6.88   $  5.88   $  5.38   $  7.63   $  4.31   $  4.56
Premium/(Discount).........    -26.6%     35.7%     27.9%     10.3%     40.7%     -0.8%     -3.5%    -12.7%    -12.8%    -16.0%
Income Dividends...........  $  0.03       --    $  0.07   $  0.04   $  0.12       --    $  0.12   $  0.14   $  0.14   $  0.12
Capital Gains
  Distributions............     --     $  0.07   $  0.17      --        --         --       --        --        --        --
Fund Total Return (2)......    14.80%   -59.27%    -6.36%   102.39%   -47.61%    21.27%    -4.09%    60.76%   -42.39%    12.52%
Index Total Return (3).....    93.17%   -64.65%   -21.03%   156.26%   -45.26%    26.48%    -4.24%    87.70%   -50.28%     3.58%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The MSCI Turkey Index is an unmanaged index of common stocks. As of January 31, 1999, the Index was 50.4% weighted in the banking sector.
*   The Fund commenced operations on December 5, 1989.

The Turkish Investment Fund, Inc.
Portfolio Summary as of January 31, 1999 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Equity Securities (100.0%)

-------------------------------------------------------------------------------
SECTORS

[CHART]


Other                                     (8.0%)
Utilities -- Electrical & Gas             (7.7%)
Transportation -- Airlines                (2.3%)
Merchandising                            (21.0%)
Insurance                                 (9.4%)
Food & Household Products                 (5.1%)
Banking                                  (15.1%)
Beverages & Tobacco                      (14.9%)
Building Materials & Components           (9.0%)
Electrical & Electronics                  (4.3%)
Energy                                    (3.2%)

-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS


                                                            PERCENT OF
                                                            NET ASSETS
                                                            ----------
     1.   Migros Turk TAS                                     21.0%
     2.   Yapi Ve Kredi Bankasi                               10.3
     3.   Aksigorta AS                                         9.4
     4.   Turcas Petroculuk AS                                 7.7
     5.   Akcansa Cimento AS                                   7.3
     6.   Erciyas Biracilik Ve Malt                            6.2
     7.   Ege Biracilik Ve Malt Sanayii                        4.7
     8.   Turkiye Is Bankasi                                   4.7
     9.   Vestel Elektronik Sanayi Ve Ticaret AS               4.3
    10.   Guney Biracilik Ve Malt Sanayii                      4.0
                                                              -----
                                                              79.6%
                                                              -----
                                                              -----

INVESTMENTS (Unaudited)
-------------------------------------------------------------------------------
JANUARY 31, 1999

                                                                         VALUE
                                                  SHARES                 (000)
-------------------------------------------------------------------------------
TURKISH COMMON STOCKS (95.8%)
(Unless otherwise noted)
-------------------------------------------------------------------------------
BANKING (15.1%)
  Turkiye Garanti Bankasi GDS                     17,946         U.S.$       48
  Turkiye Is Bankasi                          74,350,000                  1,760
  Yapi Ve Kredi Bankasi                      333,652,813                  3,899
                                                                 --------------
                                                                          5,707
                                                                 --------------
-------------------------------------------------------------------------------
BEVERAGES & TOBACCO (14.9%)
  Ege Biracilik Ve Malt Sanayii               25,102,322                  1,768
  Erciyas Biracilik Ve Malt                   28,971,917                  2,344
  Guney Biracilik Ve Malt
    Sanayii                                   20,739,000                  1,491
                                                                 --------------
                                                                          5,603
                                                                 --------------
-------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (9.0%)
  Adana Cimento                               16,044,000                    274
  Akcansa Cimento AS                         161,355,571                  2,756
  Turk Sise Ve Cam Fabrikalari AS             35,766,000                    354
                                                                 --------------
                                                                          3,384
                                                                 --------------
-------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS (1.7%)
  Dogan Yayin Holding                        159,000,000                    643
                                                                 --------------
-------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS (4.3%)
  Vestel Elektronik Sanayi Ve
    Ticaret AS                                22,187,032                  1,629
                                                                 --------------
-------------------------------------------------------------------------------
ENERGY (3.2%)
  Tupras-Turkiye Petrol
    Rafinerileri AS                           27,490,000                  1,195
                                                                 --------------
-------------------------------------------------------------------------------
FINANCIAL SERVICES (0.0%)
  Global Menkul Degerler AS                   10,608,912                     14
                                                                 --------------
-------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (5.1%)
  Pinar Sut                                   27,304,500                    687
  Tat Konserve Sanayii AS                     36,574,000                  1,233
                                                                 --------------
                                                                          1,920
                                                                 --------------
-------------------------------------------------------------------------------
INSURANCE (9.4%)
  Aksigorta AS                               121,155,000                  3,558
                                                                 --------------
-------------------------------------------------------------------------------
MERCHANDISING (21.0%)
  Migros Turk TAS                              8,013,000                  7,924
                                                                 --------------
-------------------------------------------------------------------------------
METALS -- NON-FERROUS (0.0%)
  Rabak Elektrolitik Bakir Ve
    Mamulleri                                  3,272,280                     --
                                                                 --------------
-------------------------------------------------------------------------------
OIL & GAS (1.5%)
  Aygaz AS                                     8,892,000                    566
                                                                 --------------
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.6%)
  Netas Telekomunik                           15,962,400         U.S.$      237
                                                                 --------------
-------------------------------------------------------------------------------
TEXTILES & APPAREL (0.0%)
  Mensucat Santral TAS                         3,606,400                     --
                                                                 --------------
-------------------------------------------------------------------------------
TRANSPORTATION -- AIRLINES (2.3%)
  Usas Ucak Servisi AS                           565,000                    855
                                                                 --------------
-------------------------------------------------------------------------------
UTILITIES -- ELECTRICAL & GAS (7.7%)
  Turcas Petroculuk AS                       185,642,000                  2,893
                                                                 --------------
-------------------------------------------------------------------------------
TOTAL TURKISH COMMON STOCKS
  (Cost U.S.$41,536)                                                     36,128
                                                                 --------------
-------------------------------------------------------------------------------


                                                        AMOUNT          AMOUNT
                                                         (000)           (000)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (4.2%)
  Other Assets                               U.S.$      2,873
  Liabilities                                          (1,271)            1,602
                                             ----------------    --------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 6,942,530 issued and outstanding
    U.S.$0.01 par value shares (30,000,000 shares
    authorized)                                                  U.S.$   37,730
                                                                 --------------
                                                                 --------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        U.S.$     5.43
                                                                 --------------
                                                                 --------------
-------------------------------------------------------------------------------

GDS -- Global Depositary Shares
       January 31, 1999 exchange rate -- Turkish Lira (TRL)
       333,700 = U.S.$1.00